Exhibit 99.1
2010 Citi Technology Conference September 7, 2010

Forward Looking Statements and Additional Information 1 This presentation contain statements related to FIS' future plans and expectations and, as such, includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section27A of the Securities Act of 1933, as amended, and Section21E of the Securities Exchange Act of 1934, as amended. Statements that are not historical facts, including statements about 2010 revenue growth, adjusted earnings per share, margin expansion and cash flow, as well as other statements about our beliefs and expectations, are forward-looking statements. Forward-looking statements are based on management's beliefs, as well as assumptions made by, and information currently available to, management. Because such statements are based on expectations as to future economic performance and are not statements of fact, actual results may differ materially from those projected. The risks and uncertainties that forward-looking statements are subject to, include, without limitation: changes in general economic, business and political conditions, including changes in both domestic and international financial markets; the effect of governmental regulations and or changes in industry requirements; the effects of our substantial leverage, which may limit the funds available to make acquisitions and invest in our business; the risk of reduction in revenue from the elimination of existing and potential customers due to consolidation in the banking, retail and financial services industries or due to financial failures suffered by firms in those industries; failures to adapt our services to changes in technology or in the marketplace; the failure to achieve some or all of the benefits that we expect from the acquisition of Metavante, including the possibility that our acquisition of Metavante may not be accretive to our earnings due to undisclosed liabilities, management or integration issues, loss of customers, the inability to achieve targeted synergy cost savings, or other factors; our potential inability to find suitable acquisition candidates or difficulties in integrating acquisitions; competitive pressures on product pricing and services including the ability to attract new or retain existing customers; an operational or natural disaster at one of our major operations centers; and other risks detailed in the "Statement Regarding Forward-Looking Information," "Risk Factors" and other sections of the Company's Form 10-K and other filings with the Securities and Exchange Commission ("SEC") that are available on the SEC's Web site located at www.sec.gov. All forward-looking statements included in this presentation are based on information available at the time of this presentation. FIS undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Use of Non-GAAP and Pro Forma Measures Generally Accepted Accounting Principles (GAAP) is the term used to refer to the standard framework of guidelines for financial accounting. GAAP includes the standards, conventions, and rules accountants follow in recording and summarizing transactions and in the preparation of financial statements. In addition to reporting financial results in accordance with GAAP, the company has provided non-GAAP financial measures, which it believes are useful to help investors better understand its financial performance, competitive position and prospects for the future. These non-GAAP measures include adjusted revenue, adjusted earnings before interest, taxes and depreciation and amortization (EBITDA), adjusted net earnings, and adjusted free cash flow. Adjusted revenue excludes the impact of deferred revenue purchase accounting. Adjusted EBITDA excludes the impact of merger and acquisition and integration expenses, accelerated stock compensation charges associated with merger and acquisition activity, asset impairment charges and certain other costs. Adjusted net earnings exclude the after-tax impact of merger and acquisition and integration expenses, accelerated stock compensation charges associated with merger and acquisition activity, acquisition related amortization and certain other costs. Adjusted free cash flow is GAAP operating cash flow less capital expenditures and acquisition related cash items. Non-GAAP adjustments are recorded in the Corporate and Other segment and do not impact operating segment results. Any non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP net earnings. Further, FIS' non-GAAP measures may be calculated differently from similarly titled measures of other companies. Reconciliations of these non-GAAP measures to related GAAP measures are provided in the appendix. On October 1, 2009, FIS completed the acquisition of Metavante Technologies, Inc. The transaction was treated as a purchase and the results of Metavante are included in the consolidated results of FIS beginning October 1, 2009. For comparative purposes, in accordance with management's desire to improve the understanding of the company's operating performance, the information provided in this presentation assumes the merger was completed on January 1, 2009 and combines Metavante's results with FIS's historical results on a pro forma basis. 3

FIS: Leading Global Financial Technology Provider 4 $5 billion+ in 2009 pro forma revenue and $1.4 billion in 2009 pro forma EBITDA $13 billion enterprise value More than 14,000 client relationships in over 100 countries 85% recurring revenue Processing and maintenance revenue under long-term contracts Primary revenue drivers are number of accounts and transaction volumes Long-term contracts Diversified client base International Solutions Group $.8 billion Financial Solutions Group $1.8 billion Payment Solutions Group $2.5 billion Global Scale Revenue 16% 49% 35% Note: Calculation based on adjusted revenue and adjusted EBITDA. Refer to appendix for reconciliation of non-GAAP measures to related GAAP measures.

Broad Global Presence 5 More than 14,000 client relationships in over 100 countries Established operations in more than 27 countries 31,000 employees strong Milwaukee, WI Little Rock, AR Jacksonville, FL Orlando, FL London Birmingham, England Munich, Germany Sao Paulo, Brazil Melbourne, Australia Mumbai, India Manila, Philippines St. Petersburg, FL

Significant Recurring and Contractual Revenue 6 Processing and Maintenance 85% Professional Services 10% Other 5% Long-term outsourcing contracts Account based Transaction based Monthly maintenance Consulting services Implementation services Software 3% Equipment 1% Termination Fees 1% Predictability is Enhanced by Long-Term Contracts and High Recurring Revenue Streams Note: Reflects FIS and Metavante pro forma 2009 revenue

Broad and Diverse Client Base 7 Healthcare Government Commercial Approximately 7,000 debit, credit and prepaid card issuers 2,600 core processing customers, including > 300 outside the U.S. Relationships with 40 of the top 50 global banks, including 9 of the top 10 More than 14,000 financial institution clients worldwide Global Reach Solution Leadership Anchor Relationships Expansive Payments Base Growing Non-FI Base 59% revenue in higher growth payment solutions Diversified revenue streams Balanced business model 59% Payment Solutions 41% Financial Solutions 29% Community U.S (< $5B) 16% Int'l 17% Non-FI 49% Payment Solutions 35% Financial Solutions 16% Int'l 21% Mid-Tier U.S ($5B - $30B) 17% Top-Tier U.S (> $30B) Note: Reflects FIS and Metavante pro forma 2009 revenue

Financial Solutions Group 8 $1.8 Billion 2009 Pro Forma Revenue Deposit and Loan Account Processing Accounting and General Ledger Data Access and Integration Account Origination Lending Solutions Trust and Wealth Management Risk and Regulatory Compliance Branch Platforms Online Banking Mobile Banking Voice Response Core Processing Channel Solutions The only provider with core solutions tailored to financial institutions of every size and type Commercial Services Infrastructure Management Data/Back-Office Processing Global Voice Services Information Technology Services 35% Note: Certain product lines have been reclassified to conform with internal management reporting.

Substantial Breadth and Scale Payment Solutions Group 9 Issuer Card Processing Bill Payment Prepaid Card Processing Network Solutions Electronic Funds Transfer Automated Clearing House Debit/EFT/ ePayment Issuer Card Processing Loyalty Programs Fraud Services Credit Check Verification and Warranty Payroll Check Cashing Collection Services Merchant Processing Retail Services Check Clearing and Settlement Image Solutions Print and Mail Card Production Item Processing & Output Solutions Link to Gov Electronic Benefit Transactions (EBT) HSA Processing Health ID Cards Benefits Administration Government Education Healthcare $2.5 Billion 2009 Pro Forma Revenue 49% Note: Certain product lines have been reclassified to conform with internal management reporting.

International Solutions Group 10 $0.8 Billion 2009 Pro Forma Revenue Core Banking Payment Switch Credit Card Origination BPO Services Core Banking Credit Card Payment Switch Prepaid Merchants Commercial Lending Latin America and Brazil 40% of Revenue EMEA 46% of Revenue Asia 9% of Revenue Core Banking Payment Switch ATM (India) Commercial Lending Australia 5% of Revenue Credit Card Payment Switch Emerging Market Mature Market Emerging Market Mature Market Significant Global Presence 10 16% 62% Payment Solutions 38% Core Solutions Payments Core Core Core Payments Payments Payments

Brazil Summary 11 Announced modified MOU and ten-year services agreement with Banco Bradesco Working to complete conversion of Bradesco's bankcard portfolio during 4th Quarter Originally scheduled to convert 1st Quarter 2010 Recommitment to joint venture by Bradesco FIS maintains 51% ownership Bradesco ownership increases to 49% Finalized Santander's exit from the joint venture Settlement payment will be excluded from operating results

Financial Overview

Strong Execution 13 Competing well in the marketplace Delivering on synergy cost savings Significant progress with Brazil joint venture Completed $2.5 billion leverage recapitalization and repurchase Competing well in the marketplace Solid 1st half 2010 operating results 2nd half ramp steeper than 1st half Outlook skewed towards 4th quarter Delivering on synergy cost savings Completed $2.5 billion leveraged recapitalization and share repurchase

Solid Financial Performance 14 Refer to appendix for reconciliation of non-GAAP measures to related GAAP measures.

2010 Outlook 15

Financial Policy 16

Appendix

Recapitalization and Share Repurchase 18 Completed $2.5 billion modified "Dutch Auction" 8/9/2010 Repurchased 86.2 million shares at $29 per share 171.5 million shares tendered 50.12% proration factor 299.8 million basic shares outstanding post tender 13.6 million shares remaining under 2/4/2010 authorization

Total Debt ($ millions) 19 Debt Summary Note: Mandatory quarterly debt payments of $63 million for Q3-10, $65 million beginning Q4-10 through Q3-11 and $54 million for Q4-11

Revenue Composition by Segment 20 Financial Solutions Payment Solutions International Solutions Other 7% Processing and Maintenance 78% Professional Services 15% Processing and Maintenance 92% Other 3% Professional Services 5% Processing and Maintenance 85% Other 5% Professional Services 10% Revenue Model Number of accounts processed New account openings Software maintenance fees Project based fees License fees Revenue Model Transaction fees Project based fees License fees Revenue Model Number of accounts processed Software maintenance fees Transaction fees Project based fees License fees Note: Reflects FIS and Metavante pro forma 2009 revenue

GAAP TO NON-GAAP RECONCILIATION Three Months Ended June 30, 2010 (In millions, except per share data) 21 M&A GAAP Restructuring Acquisition Non-GAAP Three Months Integration & Deferred Purchase Three Months Ended Recapitalization Revenue Price Ended June 30, 2010 Costs (1) Adjustments (2) Subtotal Amortization (3) June 30, 2010 (Unaudited) (Unaudited) Processing and services revenue Processing and services revenue $ 1,286.1 $ - $ 5.3 $ 1,291.4 $ - $ 1,291.4 Cost of revenues Cost of revenues 912.2 - - 912.2 (66.4) 845.8 Gross profit Gross profit 373.9 - 5.3 379.2 66.4 445.6 Selling, general and administrative Selling, general and administrative 197.0 (51.6) - 145.4 - 145.4 Operating income Operating income 176.9 51.6 5.3 233.8 66.4 300.2 Other income (expense): Other income (expense): Interest income Interest income 1.1 - - 1.1 - 1.1 Interest expense Interest expense (20.4) - - (20.4) - (20.4) Other income (expense), net Other income (expense), net (12.6) 13.8 - 1.2 - 1.2 Total other income (expense) Total other income (expense) (31.9) 13.8 - (18.1) - (18.1) Earnings from continuing operations before income taxes Earnings from continuing operations before income taxes 145.0 65.4 5.3 215.7 66.4 282.1 Provision for income taxes Provision for income taxes 53.6 24.2 2.0 79.8 24.6 104.4 Earnings from continuing operations Earnings from continuing operations 91.4 41.2 3.3 135.9 41.8 177.7 Loss from discontinued operations Loss from discontinued operations (0.3) - - (0.3) - (0.3) Net earnings Net earnings 91.1 41.2 3.3 135.6 41.8 177.4 Noncontrolling interest Noncontrolling interest (1.2) - - (1.2) - (1.2) Net earnings attributable to FIS Net earnings attributable to FIS $ 89.9 $ 41.2 $ 3.3 $ 134.4 $ 41.8 $ 176.2 Amounts attributable to FIS common stockholders: Amounts attributable to FIS common stockholders: Net earnings from continuing operations, net of tax $ 90.2 $ 41.2 $ 3.3 $ 134.7 $ 41.8 $ 176.5 Loss from discontinued operations, net of tax (0.3) - - (0.3) - (0.3) Net earnings attributable to FIS common stockholders $ 89.9 $ 41.2 $ 3.3 $ 134.4 $ 41.8 $ 176.2 Net earnings per share - diluted from continuing operations Net earnings per share - diluted from continuing operations attributable to FIS common stockholders* $ 0.23 $ 0.11 $ 0.01 $ 0.35 $ 0.11 $ 0.46 Weighted average shares outstanding - diluted Weighted average shares outstanding - diluted 384.6 384.6 384.6 384.6 384.6 384.6

GAAP TO NON-GAAP RECONCILIATION Three Months Ended June 30, 2009 (In millions, except per share data) 22 M&A GAAP Restructuring Non-GAAP Three Months And Purchase Three Months Ended Integration Price Ended June 30, 2009 Costs (1) Subtotal Amortization (3) June 30, 2009 (Unaudited) (Unaudited) Processing and services revenue Processing and services revenue $ 829.2 $ - $ 829.2 $ - $ 829.2 Cost of revenues Cost of revenues 622.8 - 622.8 (29.2) 593.6 Gross profit Gross profit 206.4 - 206.4 29.2 235.6 Selling, general and administrative Selling, general and administrative 93.0 (2.1) 90.9 - 90.9 Operating income Operating income 113.4 2.1 115.5 29.2 144.7 Other income (expense): Other income (expense): Interest income Interest income 0.5 - 0.5 - 0.5 Interest expense Interest expense (31.8) - (31.8) - (31.8) Other income, net Other income, net 5.5 - 5.5 - 5.5 Total other income (expense) Total other income (expense) (25.8) - (25.8) - (25.8) Earnings from continuing operations before income taxes Earnings from continuing operations before income taxes 87.6 2.1 89.7 29.2 118.9 Provision for income taxes Provision for income taxes 30.1 0.7 30.8 10.1 40.9 Earnings from continuing operations Earnings from continuing operations 57.5 1.4 58.9 19.1 78.0 Earnings (loss) from discontinued operations Earnings (loss) from discontinued operations 2.1 - 2.1 - 2.1 Net earnings Net earnings 59.6 1.4 61.0 19.1 80.1 Noncontrolling interest Noncontrolling interest (0.4) - (0.4) - (0.4) Net earnings attributable to FIS Net earnings attributable to FIS $ 59.2 $ 1.4 $ 60.6 $ 19.1 $ 79.7 Amounts attributable to FIS common stockholders: Amounts attributable to FIS common stockholders: Net earnings from continuing operations, net of tax $ 57.1 $ 1.4 $ 58.5 $ 19.1 $ 77.6 Earnings (loss) from discontinued operations, net of tax 2.1 - 2.1 - 2.1 Net earnings attributable to FIS common stockholders $ 59.2 $ 1.4 $ 60.6 $ 19.1 $ 79.7 Net earnings per share - diluted from continuing operations Net earnings per share - diluted from continuing operations attributable to FIS common stockholders* $ 0.30 $ 0.01 $ 0.30 $ 0.10 $ 0.40 Weighted average shares outstanding - diluted Weighted average shares outstanding - diluted 192.7 192.7 192.7 192.7 192.7

Notes to GAAP to Non-GAAP Reconciliation For the Three Month Periods ended June 30, 2010 and 2009 23 Notes to Unaudited - Supplemental GAAP to Non-GAAP Reconciliation for the Three Notes to Unaudited - Supplemental GAAP to Non-GAAP Reconciliation for the Three Notes to Unaudited - Supplemental GAAP to Non-GAAP Reconciliation for the Three Notes to Unaudited - Supplemental GAAP to Non-GAAP Reconciliation for the Three Notes to Unaudited - Supplemental GAAP to Non-GAAP Reconciliation for the Three Notes to Unaudited - Supplemental GAAP to Non-GAAP Reconciliation for the Three Notes to Unaudited - Supplemental GAAP to Non-GAAP Reconciliation for the Three Notes to Unaudited - Supplemental GAAP to Non-GAAP Reconciliation for the Three Notes to Unaudited - Supplemental GAAP to Non-GAAP Reconciliation for the Three Notes to Unaudited - Supplemental GAAP to Non-GAAP Reconciliation for the Three Months ended June 30, 2010 and 2009 Months ended June 30, 2010 and 2009 Months ended June 30, 2010 and 2009 Months ended June 30, 2010 and 2009 Months ended June 30, 2010 and 2009 The adjustments are as follows: The adjustments are as follows: The adjustments are as follows: The adjustments are as follows: (1) This column represents (1) charges for restructuring and integration costs relating to merger and acquisition activities and (2) costs This column represents (1) charges for restructuring and integration costs relating to merger and acquisition activities and (2) costs This column represents (1) charges for restructuring and integration costs relating to merger and acquisition activities and (2) costs This column represents (1) charges for restructuring and integration costs relating to merger and acquisition activities and (2) costs This column represents (1) charges for restructuring and integration costs relating to merger and acquisition activities and (2) costs This column represents (1) charges for restructuring and integration costs relating to merger and acquisition activities and (2) costs This column represents (1) charges for restructuring and integration costs relating to merger and acquisition activities and (2) costs This column represents (1) charges for restructuring and integration costs relating to merger and acquisition activities and (2) costs This column represents (1) charges for restructuring and integration costs relating to merger and acquisition activities and (2) costs This column represents (1) charges for restructuring and integration costs relating to merger and acquisition activities and (2) costs This column represents (1) charges for restructuring and integration costs relating to merger and acquisition activities and (2) costs associated with the 2010 leveraged recapitalization plan. For the three months ended June 30, 2010 and 2009, the adjustments associated with the 2010 leveraged recapitalization plan. For the three months ended June 30, 2010 and 2009, the adjustments associated with the 2010 leveraged recapitalization plan. For the three months ended June 30, 2010 and 2009, the adjustments associated with the 2010 leveraged recapitalization plan. For the three months ended June 30, 2010 and 2009, the adjustments associated with the 2010 leveraged recapitalization plan. For the three months ended June 30, 2010 and 2009, the adjustments associated with the 2010 leveraged recapitalization plan. For the three months ended June 30, 2010 and 2009, the adjustments associated with the 2010 leveraged recapitalization plan. For the three months ended June 30, 2010 and 2009, the adjustments associated with the 2010 leveraged recapitalization plan. For the three months ended June 30, 2010 and 2009, the adjustments associated with the 2010 leveraged recapitalization plan. For the three months ended June 30, 2010 and 2009, the adjustments associated with the 2010 leveraged recapitalization plan. For the three months ended June 30, 2010 and 2009, the adjustments associated with the 2010 leveraged recapitalization plan. For the three months ended June 30, 2010 and 2009, the adjustments to "Selling, general and administrative" expenses primarily represent incremental transaction costs incurred by the Company related to to "Selling, general and administrative" expenses primarily represent incremental transaction costs incurred by the Company related to to "Selling, general and administrative" expenses primarily represent incremental transaction costs incurred by the Company related to to "Selling, general and administrative" expenses primarily represent incremental transaction costs incurred by the Company related to to "Selling, general and administrative" expenses primarily represent incremental transaction costs incurred by the Company related to to "Selling, general and administrative" expenses primarily represent incremental transaction costs incurred by the Company related to to "Selling, general and administrative" expenses primarily represent incremental transaction costs incurred by the Company related to to "Selling, general and administrative" expenses primarily represent incremental transaction costs incurred by the Company related to to "Selling, general and administrative" expenses primarily represent incremental transaction costs incurred by the Company related to to "Selling, general and administrative" expenses primarily represent incremental transaction costs incurred by the Company related to to "Selling, general and administrative" expenses primarily represent incremental transaction costs incurred by the Company related to the acquisition of Metavante Technologies, Inc., completed on October 1, 2009. The adjustments to "Other income (expense), net" the acquisition of Metavante Technologies, Inc., completed on October 1, 2009. The adjustments to "Other income (expense), net" the acquisition of Metavante Technologies, Inc., completed on October 1, 2009. The adjustments to "Other income (expense), net" the acquisition of Metavante Technologies, Inc., completed on October 1, 2009. The adjustments to "Other income (expense), net" the acquisition of Metavante Technologies, Inc., completed on October 1, 2009. The adjustments to "Other income (expense), net" the acquisition of Metavante Technologies, Inc., completed on October 1, 2009. The adjustments to "Other income (expense), net" the acquisition of Metavante Technologies, Inc., completed on October 1, 2009. The adjustments to "Other income (expense), net" the acquisition of Metavante Technologies, Inc., completed on October 1, 2009. The adjustments to "Other income (expense), net" the acquisition of Metavante Technologies, Inc., completed on October 1, 2009. The adjustments to "Other income (expense), net" the acquisition of Metavante Technologies, Inc., completed on October 1, 2009. The adjustments to "Other income (expense), net" the acquisition of Metavante Technologies, Inc., completed on October 1, 2009. The adjustments to "Other income (expense), net" represent certain costs associated with the leveraged recapitalization, the write-off of certain previously deferred debt issue represent certain costs associated with the leveraged recapitalization, the write-off of certain previously deferred debt issue represent certain costs associated with the leveraged recapitalization, the write-off of certain previously deferred debt issue represent certain costs associated with the leveraged recapitalization, the write-off of certain previously deferred debt issue represent certain costs associated with the leveraged recapitalization, the write-off of certain previously deferred debt issue represent certain costs associated with the leveraged recapitalization, the write-off of certain previously deferred debt issue represent certain costs associated with the leveraged recapitalization, the write-off of certain previously deferred debt issue represent certain costs associated with the leveraged recapitalization, the write-off of certain previously deferred debt issue represent certain costs associated with the leveraged recapitalization, the write-off of certain previously deferred debt issue represent certain costs associated with the leveraged recapitalization, the write-off of certain previously deferred debt issue represent certain costs associated with the leveraged recapitalization, the write-off of certain previously deferred debt issue costs associated with the amended and extended debt facility and the write-off of unamortized discount associated with the portion of costs associated with the amended and extended debt facility and the write-off of unamortized discount associated with the portion of costs associated with the amended and extended debt facility and the write-off of unamortized discount associated with the portion of costs associated with the amended and extended debt facility and the write-off of unamortized discount associated with the portion of costs associated with the amended and extended debt facility and the write-off of unamortized discount associated with the portion of costs associated with the amended and extended debt facility and the write-off of unamortized discount associated with the portion of costs associated with the amended and extended debt facility and the write-off of unamortized discount associated with the portion of costs associated with the amended and extended debt facility and the write-off of unamortized discount associated with the portion of costs associated with the amended and extended debt facility and the write-off of unamortized discount associated with the portion of costs associated with the amended and extended debt facility and the write-off of unamortized discount associated with the portion of costs associated with the amended and extended debt facility and the write-off of unamortized discount associated with the portion of the Metavante debt that was paid with the proceeds thereof. the Metavante debt that was paid with the proceeds thereof. the Metavante debt that was paid with the proceeds thereof. the Metavante debt that was paid with the proceeds thereof. the Metavante debt that was paid with the proceeds thereof. the Metavante debt that was paid with the proceeds thereof. (2) This column represents the impact of the purchase accounting adjustment to reduce Metavante's deferred revenues to estimated fair This column represents the impact of the purchase accounting adjustment to reduce Metavante's deferred revenues to estimated fair This column represents the impact of the purchase accounting adjustment to reduce Metavante's deferred revenues to estimated fair This column represents the impact of the purchase accounting adjustment to reduce Metavante's deferred revenues to estimated fair This column represents the impact of the purchase accounting adjustment to reduce Metavante's deferred revenues to estimated fair This column represents the impact of the purchase accounting adjustment to reduce Metavante's deferred revenues to estimated fair This column represents the impact of the purchase accounting adjustment to reduce Metavante's deferred revenues to estimated fair This column represents the impact of the purchase accounting adjustment to reduce Metavante's deferred revenues to estimated fair This column represents the impact of the purchase accounting adjustment to reduce Metavante's deferred revenues to estimated fair This column represents the impact of the purchase accounting adjustment to reduce Metavante's deferred revenues to estimated fair This column represents the impact of the purchase accounting adjustment to reduce Metavante's deferred revenues to estimated fair value, determined as fulfillment cost plus a normal profit margin. The deferred revenue adjustment represents revenue that would value, determined as fulfillment cost plus a normal profit margin. The deferred revenue adjustment represents revenue that would value, determined as fulfillment cost plus a normal profit margin. The deferred revenue adjustment represents revenue that would value, determined as fulfillment cost plus a normal profit margin. The deferred revenue adjustment represents revenue that would value, determined as fulfillment cost plus a normal profit margin. The deferred revenue adjustment represents revenue that would value, determined as fulfillment cost plus a normal profit margin. The deferred revenue adjustment represents revenue that would value, determined as fulfillment cost plus a normal profit margin. The deferred revenue adjustment represents revenue that would value, determined as fulfillment cost plus a normal profit margin. The deferred revenue adjustment represents revenue that would value, determined as fulfillment cost plus a normal profit margin. The deferred revenue adjustment represents revenue that would value, determined as fulfillment cost plus a normal profit margin. The deferred revenue adjustment represents revenue that would value, determined as fulfillment cost plus a normal profit margin. The deferred revenue adjustment represents revenue that would have been recognized in the normal course of business by Metavante but was not recognized due to GAAP purchase accounting have been recognized in the normal course of business by Metavante but was not recognized due to GAAP purchase accounting have been recognized in the normal course of business by Metavante but was not recognized due to GAAP purchase accounting have been recognized in the normal course of business by Metavante but was not recognized due to GAAP purchase accounting have been recognized in the normal course of business by Metavante but was not recognized due to GAAP purchase accounting have been recognized in the normal course of business by Metavante but was not recognized due to GAAP purchase accounting have been recognized in the normal course of business by Metavante but was not recognized due to GAAP purchase accounting have been recognized in the normal course of business by Metavante but was not recognized due to GAAP purchase accounting have been recognized in the normal course of business by Metavante but was not recognized due to GAAP purchase accounting have been recognized in the normal course of business by Metavante but was not recognized due to GAAP purchase accounting have been recognized in the normal course of business by Metavante but was not recognized due to GAAP purchase accounting requirements. (3) This column represents purchase price amortization expense on intangibles assets acquired through various Company acquisitions. This column represents purchase price amortization expense on intangibles assets acquired through various Company acquisitions. This column represents purchase price amortization expense on intangibles assets acquired through various Company acquisitions. This column represents purchase price amortization expense on intangibles assets acquired through various Company acquisitions. This column represents purchase price amortization expense on intangibles assets acquired through various Company acquisitions. This column represents purchase price amortization expense on intangibles assets acquired through various Company acquisitions. This column represents purchase price amortization expense on intangibles assets acquired through various Company acquisitions. This column represents purchase price amortization expense on intangibles assets acquired through various Company acquisitions. This column represents purchase price amortization expense on intangibles assets acquired through various Company acquisitions. This column represents purchase price amortization expense on intangibles assets acquired through various Company acquisitions. This column represents purchase price amortization expense on intangibles assets acquired through various Company acquisitions.

SUPPLEMENTAL NON-GAAP FINANCIAL INFORMATION Three Months Ended June 30, 2010 (In millions) 24 Three months ended June 30,2010 Three months ended June 30,2010 Three months ended June 30,2010 Three months ended June 30,2010 Three months ended June 30,2010 Three months ended June 30,2010 Three months ended June 30,2010 Three months ended June 30,2010 Three months ended June 30,2010 Three months ended June 30,2010 Three months ended June 30,2010 Three months ended June 30,2010 Three months ended June 30,2010 Financial Payment International Corporate Solutions Solutions Solutions and Other Consolidated Revenue from continuing operations, as adjusted Revenue from continuing operations, as adjusted Revenue from continuing operations, as adjusted Revenue from continuing operations, as adjusted $ 458.3 $ 630.6 $ 200.7 $ 1.8 $ 1,291.4 Operating income (loss) Operating income (loss) Operating income (loss) $ 162.8 $ 207.6 $ 21.4 $ (214.9) $ 176.9 M&A, restructuring and integration costs M&A, restructuring and integration costs M&A, restructuring and integration costs - - - 51.6 51.6 Acquisition deferred revenue adjustments Acquisition deferred revenue adjustments Acquisition deferred revenue adjustments - - - 5.3 5.3 Purchase price amortization Purchase price amortization Purchase price amortization - - - 66.4 66.4 Non GAAP operating income (loss) Non GAAP operating income (loss) $ 162.8 $ 207.6 $ 21.4 $ (91.6) $ 300.2 Depreciation and amortization from continuing Depreciation and amortization from continuing Depreciation and amortization from continuing Operations, as adjusted Operations, as adjusted 37.8 24.7 15.0 8.1 85.6 EBITDA, as adjusted EBITDA, as adjusted $ 200.6 $ 232.3 $ 36.4 $ (83.5) $ 385.8 Non GAAP operating margin, as adjusted Non GAAP operating margin, as adjusted 35.5% 32.9% 10.7 % N/M % 23.2 % EBITDA margin, as adjusted EBITDA margin, as adjusted 43.8% 36.8% 18.1 % N/M % 29.9%

SUPPLEMENTAL NON-GAAP FINANCIAL INFORMATION Three Months Ended June 30, 2009 (In millions) 25 Three months ended June 30,2009 Three months ended June 30,2009 Three months ended June 30,2009 Three months ended June 30,2009 Three months ended June 30,2009 Three months ended June 30,2009 Three months ended June 30,2009 Three months ended June 30,2009 Three months ended June 30,2009 Three months ended June 30,2009 Three months ended June 30,2009 Three months ended June 30,2009 Three months ended June 30,2009 Financial Payment International Corporate Solutions Solutions Solutions and Other Consolidated Revenue from continuing operations Revenue from continuing operations Revenue from continuing operations Revenue from continuing operations $ 269.9 $ 379.2 $ 180.7 $ (0.6) $ 829.2 Pro forma Metavante revenue and adjustments Pro forma Metavante revenue and adjustments Pro forma Metavante revenue and adjustments Pro forma Metavante revenue and adjustments 175.1 251.9 5.1 - 432.1 Pro forma revenue from continuing operations Pro forma revenue from continuing operations Pro forma revenue from continuing operations Pro forma revenue from continuing operations $ 445.0 $ 631.1 $ 185.8 $ (0.6) $ 1,261.3 Operating income (loss) Operating income (loss) Operating income (loss) $ 88.9 $ 96.3 $ 19.8 $ (91.6) $ 113.4 Pro forma Metavante operating income and adjustments Pro forma Metavante operating income and adjustments Pro forma Metavante operating income and adjustments 62.7 98.5 1.7 (80.7) 82.2 Pro forma operating Income (loss) Pro forma operating Income (loss) Pro forma operating Income (loss) 151.6 194.8 21.5 (172.3) 195.6 M&A, restructuring and integration costs M&A, restructuring and integration costs M&A, restructuring and integration costs - - - 6.4 6.4 Purchase price amortization Purchase price amortization Purchase price amortization - - - 67.6 67.6 Non GAAP operating income (loss) Non GAAP operating income (loss) $ 151.6 $ 194.8 $ 21.5 $ (98.3) $ 269.6 Depreciation and amortization from continuing Depreciation and amortization from continuing Depreciation and amortization from continuing Operations, as adjusted Operations, as adjusted 39.4 28.5 14.5 7.8 90.2 EBITDA, as adjusted EBITDA, as adjusted $ 191.0 $ 223.3 $ 36.0 $ (90.5) $ 359.8 Non GAAP operating margin, as adjusted Non GAAP operating margin, as adjusted 34.1% 30.9% 11.6 % N/M % 21.4 % EBITDA margin, as adjusted EBITDA margin, as adjusted 42.9% 35.4% 19.4 % N/M % 28.5%

RECONCILIATION OF CASH FLOW MEASURES Three Months Ended June 30, 2010 (In millions) 26 Three months ended June 30,2010 Three months ended June 30,2010 Three months ended June 30,2010 Three months ended June 30,2010 Three months ended June 30,2010 GAAP Adj Adjusted Cash flows from operating activities: Cash flows from operating activities: Cash flows from operating activities: Cash flows from operating activities: Cash flows from operating activities: Net earnings (1) Net earnings (1) Net earnings (1) Net earnings (1) Net earnings (1) $ 91.1 $ 86.3 $ 177.4 Adjustments to reconcile net earnings Adjustments to reconcile net earnings Adjustments to reconcile net earnings Adjustments to reconcile net earnings Adjustments to reconcile net earnings to net cash provided by operating activities: to net cash provided by operating activities: to net cash provided by operating activities: to net cash provided by operating activities: Non-cash adjustments (2) Non-cash adjustments (2) Non-cash adjustments (2) 127.1 (31.1) 96.0 Working capital adjustments (3) Working capital adjustments (3) Working capital adjustments (3) (44.7) (45.2) (89.9) Net cash provided by operating activities Net cash provided by operating activities 173.5 10.0 183.5 Capital expenditures Capital expenditures Capital expenditures Capital expenditures Capital expenditures (76.0) - (76.0) Free cash flow Free cash flow Free cash flow Free cash flow Free cash flow $ 97.5 $ 10.0 $ 107.5 (1) Adjustments to Net Earnings reflect the elimination of the after-tax impact of M&A and related integration costs, Adjustments to Net Earnings reflect the elimination of the after-tax impact of M&A and related integration costs, Adjustments to Net Earnings reflect the elimination of the after-tax impact of M&A and related integration costs, Adjustments to Net Earnings reflect the elimination of the after-tax impact of M&A and related integration costs, Adjustments to Net Earnings reflect the elimination of the after-tax impact of M&A and related integration costs, Adjustments to Net Earnings reflect the elimination of the after-tax impact of M&A and related integration costs, Adjustments to Net Earnings reflect the elimination of the after-tax impact of M&A and related integration costs, Adjustments to Net Earnings reflect the elimination of the after-tax impact of M&A and related integration costs, Adjustments to Net Earnings reflect the elimination of the after-tax impact of M&A and related integration costs, Adjustments to Net Earnings reflect the elimination of the after-tax impact of M&A and related integration costs, 2010 leveraged recapitalization plan costs, as well as, non-cash impairment, stock acceleration charges and 2010 leveraged recapitalization plan costs, as well as, non-cash impairment, stock acceleration charges and 2010 leveraged recapitalization plan costs, as well as, non-cash impairment, stock acceleration charges and 2010 leveraged recapitalization plan costs, as well as, non-cash impairment, stock acceleration charges and 2010 leveraged recapitalization plan costs, as well as, non-cash impairment, stock acceleration charges and 2010 leveraged recapitalization plan costs, as well as, non-cash impairment, stock acceleration charges and 2010 leveraged recapitalization plan costs, as well as, non-cash impairment, stock acceleration charges and 2010 leveraged recapitalization plan costs, as well as, non-cash impairment, stock acceleration charges and purchase price amortization. purchase price amortization. purchase price amortization. purchase price amortization. (2) Adjustments to Non Cash Adjustments reflects the after-tax impact of stock acceleration charges and purchase price Adjustments to Non Cash Adjustments reflects the after-tax impact of stock acceleration charges and purchase price Adjustments to Non Cash Adjustments reflects the after-tax impact of stock acceleration charges and purchase price Adjustments to Non Cash Adjustments reflects the after-tax impact of stock acceleration charges and purchase price Adjustments to Non Cash Adjustments reflects the after-tax impact of stock acceleration charges and purchase price Adjustments to Non Cash Adjustments reflects the after-tax impact of stock acceleration charges and purchase price Adjustments to Non Cash Adjustments reflects the after-tax impact of stock acceleration charges and purchase price Adjustments to Non Cash Adjustments reflects the after-tax impact of stock acceleration charges and purchase price Adjustments to Non Cash Adjustments reflects the after-tax impact of stock acceleration charges and purchase price Adjustments to Non Cash Adjustments reflects the after-tax impact of stock acceleration charges and purchase price amortization. amortization. amortization. amortization. (3) Adjustments to working capital reflect elimination of settlement of various acquisition related liabilities and for the Adjustments to working capital reflect elimination of settlement of various acquisition related liabilities and for the Adjustments to working capital reflect elimination of settlement of various acquisition related liabilities and for the Adjustments to working capital reflect elimination of settlement of various acquisition related liabilities and for the Adjustments to working capital reflect elimination of settlement of various acquisition related liabilities and for the Adjustments to working capital reflect elimination of settlement of various acquisition related liabilities and for the Adjustments to working capital reflect elimination of settlement of various acquisition related liabilities and for the Adjustments to working capital reflect elimination of settlement of various acquisition related liabilities and for the Adjustments to working capital reflect elimination of settlement of various acquisition related liabilities and for the Adjustments to working capital reflect elimination of settlement of various acquisition related liabilities and for the 2009 period, the elimination of accruals related to the acquisition of Metavante. 2009 period, the elimination of accruals related to the acquisition of Metavante. 2009 period, the elimination of accruals related to the acquisition of Metavante. 2009 period, the elimination of accruals related to the acquisition of Metavante. 2009 period, the elimination of accruals related to the acquisition of Metavante. 2009 period, the elimination of accruals related to the acquisition of Metavante. Cash flows generated by Metavante Operations are included prospectively beginning October 1, 2009 in the consolidated Cash flows generated by Metavante Operations are included prospectively beginning October 1, 2009 in the consolidated Cash flows generated by Metavante Operations are included prospectively beginning October 1, 2009 in the consolidated Cash flows generated by Metavante Operations are included prospectively beginning October 1, 2009 in the consolidated Cash flows generated by Metavante Operations are included prospectively beginning October 1, 2009 in the consolidated Cash flows generated by Metavante Operations are included prospectively beginning October 1, 2009 in the consolidated Cash flows generated by Metavante Operations are included prospectively beginning October 1, 2009 in the consolidated Cash flows generated by Metavante Operations are included prospectively beginning October 1, 2009 in the consolidated Cash flows generated by Metavante Operations are included prospectively beginning October 1, 2009 in the consolidated Cash flows generated by Metavante Operations are included prospectively beginning October 1, 2009 in the consolidated Cash flows generated by Metavante Operations are included prospectively beginning October 1, 2009 in the consolidated cash flows for FIS. cash flows for FIS. cash flows for FIS. cash flows for FIS. cash flows for FIS.

SUPPLEMENTAL NON-GAAP FINANCIAL INFORMATION Twelve Months Ended December 31, 2009 (In millions) 27 Twelve Months Ended December 31, 2009 Twelve Months Ended December 31, 2009 Twelve Months Ended December 31, 2009 Twelve Months Ended December 31, 2009 Twelve Months Ended December 31, 2009 Twelve Months Ended December 31, 2009 Twelve Months Ended December 31, 2009 Twelve Months Ended December 31, 2009 Twelve Months Ended December 31, 2009 Twelve Months Ended December 31, 2009 Twelve Months Ended December 31, 2009 Twelve Months Ended December 31, 2009 Twelve Months Ended December 31, 2009 Financial Payment International Corporate Solutions Solutions Solutions and Other Consolidated Revenue from continuing operations Revenue from continuing operations Revenue from continuing operations Revenue from continuing operations $ 1,260.0 $ 1,741.9 $ 782.7 $ 0.2 $ 3,784.8 Pro forma Metavante revenue and adjustments Pro forma Metavante revenue and adjustments Pro forma Metavante revenue and adjustments Pro forma Metavante revenue and adjustments 506.6 743.8 16.7 - 1,267.1 Pro forma revenue from continuing operations Pro forma revenue from continuing operations Pro forma revenue from continuing operations Pro forma revenue from continuing operations $ 1,766.6 $ 2,485.7 $ 799.4 $ 0.2 $ 5,051.9 Operating income Operating income Operating income $ 417.7 $ 475.6 $ 114.2 $ (729.6) $ 277.9 Pro forma Metavante operating income and adjustments Pro forma Metavante operating income and adjustments Pro forma Metavante operating income and adjustments 166.7 288.2 5.9 (246.5) 214.3 Pro forma operating Income Pro forma operating Income Pro forma operating Income 584.4 763.8 120.1 (976.1) 492.2 M&A, restructuring and integration costs M&A, restructuring and integration costs M&A, restructuring and integration costs - - - 153.5 153.5 Acquisition deferred revenue adjustments Acquisition deferred revenue adjustments Acquisition deferred revenue adjustments - - - 15.3 15.3 Impairment charges Impairment charges Impairment charges - - - 136.9 136.9 Purchase price amortization Purchase price amortization Purchase price amortization - - - 268.6 268.6 Non GAAP operating income Non GAAP operating income $ 584.4 $ 763.8 $ 120.1 $ (401.8) $ 1,066.5 Depreciation and amortization from continuing Depreciation and amortization from continuing Depreciation and amortization from continuing Operations, as adjusted Operations, as adjusted 154.1 110.8 59.1 37.8 361.8 EBITDA, as adjusted EBITDA, as adjusted $ 738.5 $ 874.6 $ 179.2 $ (364.0) $ 1,428.3 Non GAAP operating margin, as adjusted Non GAAP operating margin, as adjusted 33.1% 30.7% 15.0 % N/M % 21.1 % EBITDA margin, as adjusted EBITDA margin, as adjusted 41.8% 35.2% 22.4 % N/M % 28.3%